                                                                   EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors Soft Plus, Inc.:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                      KPMG LLP

Mountain View, California

March 22, 2000